                                PLEDGE AGREEMENT


         This PLEDGE AGREEMENT, dated as of June 27, 2001, between DIGITAL RECORDERS, INC., a North Carolina corporation ("Pledgor"), RENAISSANCE US GROWTH & INCOME TRUST PLC, a public limited company registered in England and Wales ("RUSGIT"), BFSUS SPECIAL OPPORTUNITIES TRUST PLC, a public limited company registered in England and Wales ("BFSUS") (RUSGIT and BFSUS collectively referred to as "Secured Party"), and RENAISSANCE CAPITAL GROUP, INC., a Texas corporation, for the Secured Party (the "Agent").

                                    RECITALS

         A. Pledgor, Secured Party and Agent entered into a Convertible Loan Agreement of even date herewith (the "Loan Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.

         B. Pursuant to the terms of the Loan Agreement, Secured Party will lend to Pledgor the aggregate principal amount of $3,000,000 to be evidenced by the Pledgor's 8.00% Convertible Debentures of even date herewith (the "Debentures").

         C. Pledgor is the owner of the shares (collectively, the "Shares") of capital stock hereto issued by each Subsidiary described on SCHEDULE A, and Pledgor has agreed to pledge and assign to Secured Party a security interest in the Shares, together with any additional shares of capital stock of any U.S. subsidiary subsequently acquired by Pledgor or an affiliate, subject with respect to such U.S. subsidiaries only, to the prior pledge to Guaranty Business Credit Corporation ("GBCC") to secure payment of the Obligations of Pledgor under the Loan Agreement and Debentures.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, the parties agree as follows:

         1. PLEDGE OF SHARES. Pledgor hereby pledges and assigns to the Secured Party the Shares, subject with respect to any U.S. subsidiaries only, to the prior pledge to GBCC, for the purpose of securing the full and prompt payment, when due, by Pledgor of the Obligations.

         2. DELIVERY OF SHARES. Upon execution of this Pledge, Pledgor shall deliver to Agent all the certificates representing the Shares of DRI-Europa AB, a Swedish corporation, together with duly executed stock powers, in blank. In the event that GBCC releases its security interest in the Shares of the U.S. subsidiaries, the Pledgor shall deliver such Shares to Agent in like manner. Agent shall hold all such certificates and stock powers subject to the terms of this Pledge Agreement.

         3. VOTING OF SHARES AND RECEIPT OF DIVIDENDS. Subject to the rights of GBCC with respect to the shares of the U.S. subsidiaries, Pledgor shall have the right to vote the Shares, except as provided herein and in the Loan Agreement and Debentures, upon the occurrence of an Event of Default or a Default.


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         4. REPRESENTATIONS AND WARRANTIES. Pledgor hereby warrants, represents and covenants as follows:

                  a. Pledgor owns the Shares, free from any adverse claims and Liens, except the prior security interest of Svenska Handelsbanken with respect to the Shares of the European Subsidiaries;

                  b. Pledgor will notify Secured Party of, and will defend the Shares against, all claims and demands of all persons at any time claiming the Shares or any interest therein;

                  c. Pledgor will pay all taxes and assessments upon the Shares prior to the date of delinquency for payment of such taxes and assessments; and

                  d. Pledgor has the full power, authority and capacity to grant the security interest hereunder.

         5. RETURN OF SECURITY. When the Obligations have been paid in full, Agent shall promptly deliver the certificates representing the Shares then held by it and all related stock powers to Pledgor.

         6. OCCURRENCE OF EVENT OF DEFAULT. Subject to the rights of Svenska Handelsbanken with respect to the Shares of the European Subsidiaries, if an Event of Default or a Default occurs, Agent or Secured Party shall have the right to exercise any rights and remedies provided in the Loan Agreement, as Secured Party or Agent, in its or their sole discretion, may deem necessary or appropriate. Secured Party or Agent shall further have the right to exercise any remedies afforded a secured party under the Uniform Commercial Code of Texas or any other applicable law with respect to the Shares.

         7. DURATION OF PLEDGE. This Pledge shall be terminated upon the earlier of: (i) foreclosure by Secured Party of the security interest granted hereunder upon the occurrence of a Default or an Event of Default, or (ii) return of the Shares to Pledgor upon payment of the Obligations.

         8. Miscellaneous.

                  a. GOVERNING LAW. This Pledge shall be governed by and construed and enforced in accordance with the substantive laws of the State of Texas, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States. Venue and jurisdiction shall be in the state or federal courts in Dallas County, Texas.

                  b. BINDING EFFECT. All of the terms, covenants, representations, warranties and conditions herein shall be binding upon, and inure to the benefit of, and be enforceable by the parties and their respective successors and assignees.

                  c. WAIVER. This Pledge may not be amended, modified, superseded or canceled, nor may any of the terms, covenants, representations, warranties or conditions


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         hereof be waived, except by a written instrument executed by the party against whom such amendment, modification, supersedure, cancellation or waiver is charged. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained herein, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

                  d. ATTORNEYS' FEES. If any party brings an action in connection with the performance, breach or interpretation of this Pledge, or in any action related to the transaction contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party in such action all reasonable costs and expenses of such litigation, including attorneys' fees, court costs, costs of investigation, accounting and other costs reasonably incurred or related to such litigation.

                  e. SEVERABILITY. If any provision hereof is determined to be illegal or unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

                  f. FURTHER DOCUMENTS. Each party covenants and agrees that, from time to time, after the date hereof, at the reasonable request of any other party, and without further consideration, such party will execute and deliver such other documents and take such other action reasonably required to carry out, in all respects, the transactions contemplated and intended by this Pledge.

                  g. NOTICES. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

                  If to Secured Party
                  or Agent:

                  Renaissance US Growth & Income Trust PLC
                  c/o Renaissance Capital Group, Inc.
                  8080 North Central Expressway, Suite 210-LB59
                  Dallas, Texas 75206
                  Attn.:   Robert C. Pearson
                           Senior Vice President
                  Telephone:      (214) 891-8294
                  Facsimile:      (214) 891-8291


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                  BFSUS Special Opportunities Trust PLC
                  c/o Renaissance Capital Group, Inc.
                  8080 North Central Expressway, Suite 210-LB59
                  Dallas, Texas 75206
                  Attn.:   Robert C. Pearson
                           Senior Vice President
                  Telephone:      (214) 891-8294
                  Facsimile:      (214) 891-8291

                  Renaissance Capital Group, Inc.
                  8080 North Central Expressway, Suite 210-LB59
                  Dallas, Texas 75206
                  Attn.:   Robert C. Pearson
                           Senior Vice President
                  Telephone:      (214) 891-8294
                  Facsimile:      (214) 891-8291

                  with a copy to:

                  Norman R. Miller, Esq.
                  Kirkpatrick & Lockhart LLP
                  1717 Main Street, Suite 3100
                  Dallas, Texas 75201
                  Telephone:      (214) 939-4906
                  Facsimile:      (214) 939-4949

                  If to Pledgor:

                  Digital Recorders, Inc.
                  Sterling Plaza, Box 26
                  5949 Sherry Lane, Suite 1050
                  Dallas, Texas 75225
                  Attn.:   David L. Turney
                           Chairman, CEO and President
                  Telephone:      (214) 378-9429
                  Facsimile:      (214) 378-8437

                  with a copy to:

                  David Furr, Esq.
                  Gray, Layton, Drum, Kersh, Solomon & Furr, PA
                  516 South New Hampton Road
                  P.O. Box 2636
                  Gastonia, North Carolina  28053-2637
                  Telephone:      (704) 865-4400


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                  Facsimile:      (704) 866-8010

                           Any notice delivered personally in the manner
                  provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.


                  h. PARTIES IN INTEREST. Nothing in this Pledge, whether express or implied, is intended to confer any rights or remedies under or by reason of this Pledge on any persons other than the parties and their respective successors and assigns, nor is anything in this Pledge intended to relieve or discharge the obligation or liability of any third persons to any party to this Pledge, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Pledge.

                  i. DEFINED TERMS. All capitalized terms, unless otherwise specified, have the same meanings assigned to them in the Loan Agreement and Debentures.


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]






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         IN WITNESS WHEREOF, this Pledge Agreement is executed as of the date first above written.

                                       PLEDGOR:

                                       DIGITAL RECORDERS, INC.



                                       By:
                                          ------------------------------------
                                       Name:   David L. Turney
                                       Title:  Chairman, CEO and President


                                       SECURED PARTY:

                                       RENAISSANCE US GROWTH & INCOME TRUST, PLC


                                       By:
                                          ------------------------------------
                                       Name:   Russell Cleveland
                                       Title:  Director


                                       BFSUS SPECIAL OPPORTUNITIES TRUST PLC


                                       By:
                                          ------------------------------------
                                       Name:   Russell Cleveland
                                       Title:  Director


                                       AGENT:

                                        RENAISSANCE CAPITAL GROUP, INC.


                                       By:
                                          ------------------------------------
                                       Name:   Russell Cleveland
                                       Title:  President and CEO



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                                   SCHEDULE A



                       SUBSIDIARIES                             NO. OF SHARES
                       ------------                             -------------

           Twin Vision of North America, Inc.                        100
           Digital Audio Corporation                                 100